                                                                     Exhibit 17L

North American Funds
P.O. Box 9132
Hingham, MA 02043-9132

                              VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE 1-888-221-0697
                         OR LOG ON TO WWW.PROXYWEB.COM

                  **** CONTROL NUMBER: 999 999 999 999 99 ****

           Please fold and detach card at perforation before mailing

MONEY MARKET FUND                                                          PROXY

This proxy is solicited on behalf of the Board of Trustees of North American
Funds

   The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori L. Gabert and Todd Spillane, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the above-referenced Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held at the principal executive offices of North American Funds, 286 Congress Street, Boston, Massachusetts 02210 on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.

   By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by following the phone or Internet instructions above.

                                        Dated: ________________________________

                                        SIGN, DATE AND RETURN THE PROXY CARD
                                        PROMPTLY USING THE ENCLOSED ENVELOPE

                                           Signature (or signatures, if held
                                                     jointly)
                                        Please sign exactly as name appears
                                        hereon. When shares are held by joint
                                        tenants, both should sign. When
                                        signing as attorney or as executor,
                                        administrator, trustee or guardian, or
                                        as custodian for a minor, please give
                                        full title as such. If a corporation,
                                        please sign in full corporate name by
                                        president or other authorized officer.
                                        If a partnership, please sign in
                                        partnership name by authorized
                                        persons.

           Please fold and detach card at perforation before mailing

      Please fill in box(es) as shown using black or blue ink or number 2 pencil.  [X]

                       PLEASE DO NOT USE FINE POINT PENS

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1(a), 1(b) and 2.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

                               FOR                 AGAINST                         ABSTAIN

                               [_]                   [_]                             [_]

1(a). To approve or disapprove a new investment advisory agreement between American General
Asset Management Corp. ("AGAM") and North
American Funds on behalf of the Fund, the terms of which are the same in all material respects as the previous investment advisory agreement with AGAM.


                               FOR                 AGAINST                         ABSTAIN

                               [_]                   [_]                             [_]

1(b). To approve or disapprove a new
subadvisory agreement between AGAM and American
General Investment Management, L.P. ("AGIM") or an affiliate thereof, the terms of which are the same in all material respects as the previous subadvisory agreement between AGAM and AGIM.


                               FOR                 AGAINST                         ABSTAIN

                               [_]                   [_]                             [_]

2. To approve or disapprove the Agreement and Plan of Reorganization as described in the accompanying proxy statement and prospectus.

3. In their discretion, the named proxies may vote to transact such other business as properly may come before the meeting or any adjournment thereof.

    RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY
                       STATEMENT IS HEREBY ACKNOWLEDGED.

                (Continued and to be signed on the reverse side)

North American Funds
P.O. Box 9132
Hingham, MA 02043-9132

                              VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                         CALL TOLL-FREE 1-888-221-0697
                         OR LOG ON TO WWW.PROXYWEB.COM

                  **** CONTROL NUMBER: 999 999 999 999 99 ****

           Please fold and detach card at perforation before mailing

MUNICIPAL MONEY MARKET FUND                                                PROXY

This proxy is solicited on behalf of the Board of Trustees of North American
Funds

   The undersigned hereby appoints John I. Fitzgerald, Thomas Brown, Nori L. Gabert and Todd Spillane, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all of the shares of the above-referenced Fund (the "Fund") of North American Funds held of record by the undersigned on September 17, 2001, at a Special Meeting of Shareholders of the Fund to be held at the principal executive offices of North American Funds, 286 Congress Street, Boston, Massachusetts 02210 on November 7, 2001 at 10 a.m. Eastern Time and at any adjournment thereof.

   By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope. Alternatively, you may vote your shares by following the phone or Internet instructions above.

                                        Dated: ________________________________

                                        SIGN, DATE AND RETURN THE PROXY CARD
                                        PROMPTLY USING THE ENCLOSED ENVELOPE

                                           Signature (or signatures, if held
                                                     jointly)
                                        Please sign exactly as name appears
                                        hereon. When shares are held by joint
                                        tenants, both should sign. When
                                        signing as attorney or as executor,
                                        administrator, trustee or guardian, or
                                        as custodian for a minor, please give
                                        full title as such. If a corporation,
                                        please sign in full corporate name by
                                        president or other authorized officer.
                                        If a partnership, please sign in
                                        partnership name by authorized
                                        persons.

           Please fold and detach card at perforation before mailing

      Please fill in box(es) as shown using black or blue ink or number 2 pencil.  [X]

                       PLEASE DO NOT USE FINE POINT PENS

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1(a), 1(b) and 2.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

                               FOR                 AGAINST                         ABSTAIN

                               [_]                   [_]                             [_]

1(a). To approve or disapprove a new investment advisory agreement between American General
Asset Management Corp. ("AGAM") and North
American Funds on behalf of the Fund, the terms of which are the same in all material respects as the previous investment advisory agreement with AGAM.

                               FOR                 AGAINST                         ABSTAIN

                               [_]                   [_]                             [_]

1(b). To approve or disapprove a new
subadvisory agreement between AGAM and American
General Investment Management, L.P. ("AGIM") or an affiliate thereof, the terms of which are the same in all material respects as the previous subadvisory agreement between AGAM and AGIM.

                               FOR                 AGAINST                         ABSTAIN

                               [_]                   [_]                             [_]

2. To approve or disapprove the Agreement and Plan of Reorganization as described in the accompanying proxy statement and prospectus.

3. In their discretion, the named proxies may vote to transact such other business as properly may come before the meeting or any adjournment thereof.

    RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY
                       STATEMENT IS HEREBY ACKNOWLEDGED.

                (Continued and to be signed on the reverse side)